Exhibit 10.4

Form of Investor Note

PROMISSORY NOTE

Initial Principal Amount: $3,000,000.00	Issuance Date: October 9, 2018

FOR VALUE RECEIVED, the borrower whose name appears on the signature page hereto (“Borrower”), promises to pay to the order of Immune Pharmaceuticals Inc., a Delaware corporation (“Lender”), the Initial Principal Amount, together with interest thereon, as follows:

1.          Agreement. This Promissory Note (“Note”), is issued by Borrower as partial consideration, along with concurrent payment of $2,000,000.00 in cash by wire transfer of immediately available funds, for the issuance by Lender of a Senior Secured Redeemable Convertible Debenture (“Debenture”), of Lender pursuant to that certain Securities Purchase Agreement (“Agreement”) of even date herewith, which is incorporated herein by reference. Capitalized terms not otherwise defined herein will have the meanings defined in the Agreement and Transaction Documents.

2.          Interest. The principal balance outstanding from time to time under this Note will bear interest from and after the date hereof at the rate of 1.0% per annum. Interest will be calculated on a simple interest basis and the number of days elapsed during the period for which interest is being calculated. Payments of interest will be due in arrears and the amount of interest not paid will be added to the principal balance of this Note and such amount will thereafter accrue interest at the rate set forth above.

3.          Payments. If not sooner paid, the unpaid principal balance, interest thereon and any other charges due and payable under this Note will be due and payable on the first Trading Day immediately after the earlier of (a) the date the Registration Statement is declared effective, and (b) the one anniversary of the Issuance Date; provided, however, that, notwithstanding the foregoing or any other provision, Borrower’s payment obligation will be tolled and no payments will be due during any period of time that all Equity Conditions are not met. As soon as all Equity Conditions are met, the payment obligation will resume and continue from that point forward. The outside maturity date for all principal and interest due under this Note will be the Trading Day immediately preceding the Maturity Date of the Debenture. Borrower will have the right to prepay all or any part of the principal balance of this Note at any time without penalty or premium. All payments on this Note will be first applied to reduce the outstanding principal balance hereof, and then to satisfaction of any accrued but unpaid interest.

4.          Full Recourse Note. This is a full recourse promissory note. Accordingly, notwithstanding that Borrower’s obligations under this Note are secured by the Collateral, in the event of a Default hereunder, Lender will have full recourse to the Collateral and all the other assets of Borrower. Moreover, Lender will not be required to proceed against or exhaust any Collateral, or to pursue any Collateral in any particular order, before Lender pursues any other remedies against Borrower or against any of Borrower’s assets.

5.           Security.

a.           Pledge. As security for the due and prompt payment and performance of all payment obligations under this Note and any modifications, replacements and extensions hereof (collectively, “Secured Obligations”), Borrower hereby pledges and grants an equitable charge and security interest to Lender in all of Borrower’s right, title, and interest in and to all of the following, now owned or hereafter acquired or arising, with the value of securities securing the Note on the date of issuance to be at least equal to the amount of the Note (together, the “Collateral”):

i.          The Debenture;

ii.         Freely tradable shares of common stock or ordinary shares, shares of preferred stock or preference shares, bonds, notes and debentures (collectively with the Preferred Shares, the “Pledged Securities”), which Pledged Securities will have a fair market value on the date hereof, based upon the trading price of such securities at least equal to the principal amount of this Note; and

iii.       all rights of Borrower with respect to or arising out of the Pledged Securities and all equity and debt securities and other property distributed or distributable with respect thereto as a result of merger, consolidation, dissolution, reorganization, recapitalization, stock split, stock dividend, reclassification, exchange, redemption, or other change in capital structure.

b.           Substitute Securities. So long as any Secured Obligations remain outstanding, in the event that Borrower sells or disposes of any Pledged Securities, Borrower will promptly provide substitute securities of equal or greater value to such Pledged Securities or cash or cash equivalents or any combination thereof.

c.           Rights With Respect to Distributions. So long as no Default will have occurred and be continuing under this Note, Borrower will be entitled to receive any and all dividends and distributions made with respect to the Pledged Securities and any other Collateral. However, upon the occurrence and during the continuance of any Default, Lender will have the right (unless otherwise agreed in writing by Lender in its sole discretion) to receive and retain dividends and distributions and apply them to the outstanding balance of this Note or hold them as Collateral, at Lender’s election.

d.           Financing Statement; Further Assurances. Borrower agrees, concurrently with executing this Note, that Lender may file a UCC-1 financing statement relating to the Collateral in favor of Lender, and any similar financing statements in any jurisdiction in which Lender reasonably determines such filing to be necessary. Borrower further agrees that following and during the continuance of any Default, Borrower will if requested by Lender promptly: (i) execute and deliver all further instruments and documents reasonably necessary in order to perfect and protect the equitable charge and security interest granted hereby, or to enable Lender to exercise and enforce its rights and remedies with respect to any Collateral, (ii) deliver the Collateral, including original certificates or other instruments representing the Pledged Securities and stock powers endorsed in blank, to Lender to hold as secured party, and (iii) execute a securities account control agreement with respect to the Collateral.

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e.           Powers of Lender. Borrower hereby appoints Lender as Borrower’s true and lawful attorney-in-fact to perform any and all of the following acts, which power is coupled with an interest, is irrevocable until the Secured Obligations are paid and performed in full, and may be exercised from time to time by Lender: to take any action and to execute any instrument reasonably necessary to accomplish the purposes of this Section 4, including without limitation: (i) to exercise then existing rights with respect to Collateral, when and to the extent permitted by this Note, (ii) following and during the continuance of any Payment Default hereunder, to receive, endorse and collect all instruments or other forms of payment made payable to Borrower representing the Collateral or any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Note, (iii) to perform or cause the performance of any obligation of Borrower hereunder in Borrower’s name or otherwise, (iv) following and during the continuance of any Payment Default hereunder, to liquidate any Collateral pledged to Lender hereunder and to apply proceeds thereof to the payment of the Secured Obligations or to place such proceeds into a cash collateral account, or to transfer the Collateral into the name of Lender, (v) to enter into any extension, reorganization or other agreement relating to or affecting the Collateral, and, in connection therewith, to deposit or surrender control of the Collateral, (vi) to accept other property in exchange for the Collateral, (vii) to make any compromise or settlement Lender deems desirable or proper, and (viii) to execute on Borrower’s behalf and in Borrower’s name any documents required in order to give Lender a continuing perfected first lien upon the Collateral or any part thereof.

6.            Offset Right. In connection with a complete redemption of the Debenture in accordance with the terms thereof, Lender may offset the then outstanding balance of this Note against any amounts otherwise due in cash to Borrower in connection with the redemption.

7.            Additional Terms.

a.           No Waiver. The acceptance by Lender of payment of a portion of any installment when due or an entire installment but after it is due will neither cure nor excuse the Default caused by the failure of Borrower timely to pay the whole of such installment and will not constitute a waiver of Lender’s right to require full payment when due of any future or succeeding installments.

b.           Default. The occurrence and continuance of any one or more of the following will constitute a “Default” under this Note: (i) an uncured material default in the payment when due of any amount hereunder (“Payment Default”), (ii) Borrower’s refusal or failure to perform any material term, provision or covenant as required under this Note, (iii) any liquidation, receivership, bankruptcy, assignment for the benefit of creditors or other debtor-relief proceeding by or against Borrower, or (iv) the levying of any attachment, execution or other process against any material portion of the Collateral.

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c.            Default Rights.

i.          Following and during the continuance of any Payment Default Lender may, at its election, declare the entire balance of principal and interest under this Note immediately due and payable. A delay by Lender in exercising any right of acceleration will not constitute a waiver of the Default or the right of acceleration or any other right or remedy for such Default. The failure by Lender to exercise any right of acceleration will not constitute a waiver of the right of acceleration or any other right or remedy with respect to any other Default, whenever occurring.

ii.         Further, following and during the continuance of any Default, Lender will have any and all of the rights and remedies to which a secured party is entitled after any default under any applicable Uniform Commercial Code, as then in effect. In addition to Lender’s other rights and remedies, following and during the continuance of any Payment Default, Lender may in its sole discretion do or cause to be done any one or more of the following:

(a)          Proceed to realize upon the Collateral or any portion thereof as provided by law, and without liability for any diminution in price which may have occurred, sell the Collateral or any part thereof, in such manner, whether at any public or private sale, and whether in one lot as an entirety, or in separate portions, and for such price and other terms and conditions as is commercially reasonable given the nature of the Collateral;

(b)          If notice to Borrower is required, give written notice to Borrower at least ten days before the date of sale of the Collateral or any portion thereof;

(c)          Transfer all or any part of the Collateral into Lender’s name or in the name of its nominee or nominees; or

(d)          Vote all or any part of the Collateral (whether or not transferred into the name of Lender) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto, as though Lender were the outright owner thereof.

iii.         Borrower acknowledges that all or part of foreclosure of the Collateral may be restricted by state or federal securities laws, Lender may be unable to effect a public sale of all or part of the Collateral, that a public sale is or may be impractical and inappropriate and that, in the event of such restrictions, Lender thus may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to its distribution or resale. If reasonably necessary Lender may resort to one or more sales to a single purchaser or a restricted or limited group of purchasers. Lender will not be obligated to make any sale or other disposition, unless the terms thereof will be satisfactory to it.

iv.         If, in the opinion of Lender based upon written advice of counsel, any consent, approval or authorization of any federal, state or other governmental agency or authority should be necessary to effectuate any sale or other disposition of any Collateral, Borrower will execute all such applications and other instruments as may reasonably be required in connection with securing any such consent, approval or authorization, and will otherwise use its commercially reasonable best efforts to secure the same.

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d.           The rights, privileges, powers and remedies of Lender will be cumulative, and no single or partial exercise of any of them will preclude the further or other exercise of any of them. Any waiver, permit, consent or approval of any kind by Lender of any Default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and will be effective only to the extent set forth in writing. Any proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, and the balance of such proceeds will be applied by Lender toward the payment of the Secured Obligations.

8.           Organization; Authority. Borrower represents and warrants to Lender that it is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by this Note and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Borrower of the transactions contemplated by this Note have been duly authorized by all necessary company or similar action on the part of Borrower. This Note has been duly executed by Borrower, and when delivered by Borrower in accordance with the terms hereof, will constitute the valid and legally binding obligation of Borrower, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law

9.            General Terms.

a.           No Oral Waivers or Modifications. No provision of this Note may be waived or modified orally, but only in a writing signed by Lender and Borrower.

b.           Attorney Fees. The prevailing party in any action by Lender to collect any amounts due under this Note will be entitled to recover its reasonable attorney fees and costs.

c.           Governing Law. This Note has been executed and delivered in, and is to be construed, enforced, and governed according to the internal laws of, the U.S. Virgin Islands without regard to its principles of conflict of laws that would require or permit the application of the laws of any other jurisdiction.

d.           Severability. Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law. However, if any provision of this Note will be held to be prohibited by or invalid under applicable law, it will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of that provision or the other provisions of this Note.

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e.           Entire Agreement. This Note contains the entire promise to pay by Borrower and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

Lender:

IMMUNE PHARMACEUTICALS INC.

By:
Name:
Title:

Borrower:

By:
Name:
Title:

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